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                                                                    EXHIBIT 10.1

                  GRIFFITH MICRO SCIENCE INTERNATIONAL, INC.
                     1996 KEY EMPLOYEE STOCK OPTION PLAN
                   (AS AMENDED AND RESTATED IN MARCH 1998)


     1. Statement of Purpose. The purpose of this 1996 Key Employee Stock Option Plan (the "Plan") is to benefit Griffith Micro Science International, Inc., a Delaware corporation (the "Company"), and its subsidiaries by offering certain key employees of the Company, its subsidiaries and its other affiliates whose services are deemed to be important to the future success of the Company a favorable opportunity to acquire capital stock of the Company over time, thereby giving them an equity stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company, its subsidiaries and its other affiliates.

     2. Certain defined terms. The terms hereinafter set forth when used in the Plan or any certificate evidencing an Option granted pursuant to the Plan shall have the following meanings (and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined):


        (a) "Affiliate" means, when used with reference to the Company, any corporation or other form of business entity which directly, or through one or more intermediaries, controls or is controlled by, or is under common control with, the Company.

        (b) "Annual Appraisal" means a written valuation of the Company and/or its outstanding shares of Common Stock at and as of the last day of any fiscal year of the Company prepared by an independent evaluator selected by the Committee. Without limiting the generality of the foregoing, with respect to any Option granted prior to October 1, 1996, the term "Annual Appraisal" means the value of the Company at and as of September 30, 1995 as




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determined by The Chicago Corporation, an independent investment banking firm, as set forth in the letter dated January 20, 1996 and accompanying valuation material of The Chicago Corporation sent to the Company's affiliate, Griffith Laboratories, Inc.

        (c) "Board" means the board of directors of the Company as it is duly constituted from time-to-time.

        (d) "Call" and "Call Notice" and "Call Closing" are defined in Paragraph 10.

        (e) "Cause" means: either (i) the willful failure by the Optionee to substantially perform his or her employment duties with the Company or any of its subsidiaries or other affiliates; or (ii) the willful engaging by the Optionee in conduct which is demonstrably and materially injurious, monetarily or otherwise, to the Company or any of its subsidiaries or other affiliates.

        (f) "Code" means the Internal Revenue Code of 1986, as amended.

        (g) "Committee" is defined in Paragraph 3.

        (h) "Common Stock" means the class of shares of common stock, $.01 par value per share, of the Company, including without limitation such class as it may in the future be redesignated or reclassified.

        (i) "Company" is defined in Paragraph 1.

        (j) "Custodian" is defined in Paragraph 13.

        (k) "Fair Market Value" means, with respect to a share of Common Stock on any specified date (the "Measuring Date"), as follows:

               (i) if the Measuring Date occurs prior to the Initial Public Trading Date, the Fair Market Value of a share of Common Stock on such date,

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           unless the Committee otherwise reasonably determines in any given case, shall be deemed to be the value of a share of Common Stock at and as of the last day of the fiscal year of the Company most recently ended prior to the Measuring Date as specified in or derived from the Annual Appraisal; and

                (ii) if the Measuring Date occurs on or after the Initial Public Trading Date, the Fair Market Value of a share of Common Stock on such date shall be:

                      (A) in the event that on the Measuring Date the Common
                 Stock is listed or quoted on the NASDAQ National Market System or any other national securities exchange, the average of the highest and lowest sale prices of the Common Stock reported on the NASDAQ National Market System or on the principal national securities exchange on which the Common Stock is listed (as reported in The Wall Street Journal, Midwest Edition) on such date; or

                      (B) in the event that on the Measuring Date the Common
                 Stock is not listed or quoted on the NASDAQ National Market System or any other national securities exchange but another class of the Company's equity securities into which the Common Stock is then convertible (the "Conversion Securities") is so listed or quoted on such date, the product of (x) the average of the highest and lowest sale prices of the Conversion Securities reported on the NASDAQ National Market System or on the principal national securities exchange on which the Common Stock is listed (as reported in The Wall Street Journal, Midwest Edition) on such date times (y) the conversion rate of Common Stock into Conversion Securities on such date; or



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                      (C) if neither clause (A) nor clause (B) is applicable
                  under the specific circumstances, then the Fair Market Value of a share of Common Stock on such Measuring Date shall be as reasonably determined by the Committee.

                  (l) "Initial Public Trading Date" means the effective date of a registration statement filed by the Company with the U.S. Securities and Exchange Commission under the U.S. Securities Act of 1933, as amended, in connection with an initial public offering of shares of Common Stock or of any other class of the Company's equity securities into which the Common Stock is convertible.

                  (m) "Option" means an option to purchase Shares granted pursuant to the Plan.

                  (n) "Option Agreement" is defined in Paragraph 5(d).

                  (o) "Optionee" means each individual who is granted an Option and each other person entitled at any time by the Plan to exercise an Option.

                  (p) "Option Shares Certificate" is defined in Paragraph 13.

                  (q) "Permanent Disability" has the same meaning herein as its definition in Section 22(e)(3) of the Code as in effect on the date of adoption of the Plan.

                  (r) "Plan" is defined in Paragraph 1.

                  (s) "Promissory Note" is defined in Paragraph 8(e).

                  (t) "Put" and "Put Notice" and "Put Closing" are defined in Para-graph 9.

                  (u) "Right of First Refusal" and "RFR Notice" and "RFR Closing" are defined in Paragraph 12.


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                  (v) "Shares" means the aggregate number of shares of Common
Stock as to which the Committee may grant Options. The term includes shares of Common Stock which are at any given time either covered by outstanding Options or which are issued and outstanding as a result of the exercise of any Option.

                  (w) "Stock Powers" is defined in Paragraph 13.

                  (x) "Substitute Option Shares Certificate" is defined in Paragraph 13.

                  (y) "Unexercised Shares" means, at any specified point in time, the Shares which then remain subject to an Option, whether or not vested, and as to which the Option has not then been exercised.

     3. Administration. (a) The Plan shall be administered by the Stock Option Committee of the Board (the "Committee") as it is duly constituted from time-to-time. The Committee shall be composed of each member of the Board who is not also an employee of the Company or any subsidiary of the Company.

                  (b) The Committee shall have exclusive authority to interpret the terms and provisions of the Plan and to prescribe, amend and rescind rules and regulations relating to the Plan and its administration. All interpretations by the Committee of the terms and provisions of the Plan and all determinations by the Committee of matters pertaining to Options shall be final and conclusive.

     4. Eligibility. (a) Options may be granted to key employees of the Company, its subsidiaries and its other Affiliates selected initially and from time to time thereafter by the Committee on the basis of the special importance of their services in the management, development or operation of the Company or any of its subsidiaries or in the ability to achieve the goals of the Company or any such subsidiary.

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          (b) Any option granted by the Committee to a person who at the time of grant is a member of the Committee shall be approved by the holder(s) of a majority of the outstanding shares of Common Stock.

     5. Granting of Options. (a) The Committee may grant Options to purchase up to an aggregate of 100,000 Shares, subject to adjustment as provided in Paragraph 15 hereof. Upon the normal or early expiration of any Option, the Unexercised Shares then subject thereto shall thereupon be released and may again be covered by an Option or Options thereafter granted (including, without limitation, a grant in substitution for an Option which has been cancelled by mutual agreement between the Company and the Optionee). Options are intended not to be treated as "incentive stock options" as that term is defined in
Section 422 of the Code.

          (b) No Options shall be granted subsequent to May 31, 2006; provided, however, that the Board may at any time prior to that date terminate the right to grant any further Options. Shares subject to Options may be furnished from the Company's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock.

          (c) Nothing contained in the Plan or in any Option shall confer upon any Optionee any right to be continued in the employment of the Company or any subsidiary or other affiliate of the Company, or interfere in any way with the right of the Company or any of its subsidiaries or other affiliates to terminate such Optionee's employment at any time.

          (d) Every Option granted by the Committee shall be evidenced by a stock option agreement substantially in the form set forth as Exhibit A hereto (the "Option Agreement"). Upon the grant of an Option by the Committee, the following procedure will be followed:


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                (i) duplicate originals of a completed but unsigned Option
           Agreement will be sent by the Company to the Optionee;

                (ii) to accept the Option evidenced thereby, the Optionee will sign both of the duplicate originals of the Option Agreement and return them to the Company within 30 days of the date thereof; and

                (iii) upon the timely receipt by the Company from the Optionee of the executed duplicate originals of the Option Agreement and the signed Stock Powers called for by Paragraph 13(a) hereof, a duly authorized officer of the Company will execute both duplicate originals of the Option Agreement and return one fully signed copy to the Optionee.

Every Option Agreement shall be dated as of the date on which the Committee granted the Option evidenced thereby. No Option shall be valid until duplicate originals of the Option Agreement evidencing the Option have been executed and delivered by the Optionee and the Company. Upon its execution and delivery by the Optionee and the Company, the Option Agreement shall constitute an enforceable agreement between the Company and the Optionee to be bound by all of the terms and conditions of the Option Agreement and of the Plan which is incorporated therein with respect to the Option evidenced by such Option Agreement and with respect to any Shares acquired upon exercise of such Option.


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     6. Duration and vesting of right to exercise Options; early expiration.

          (a) Each Option shall be for a term of ten years from the date of grant and shall then expire, unless it has been fully exercised or has expired prior to the end of such term.

          (b) Each Option shall either vest and become exercisable (i) with respect to the total number of Shares covered by such Option on the first anniversary of the date of grant thereof or (ii) with respect to one-third of the total number of Shares covered by such Option on each of the first, second and third anniversaries of the date of grant thereof, as determined by the Committee at the time the Option is granted and as set forth in the Option Agreement evidencing the Option. All or any part of the Shares with respect to which an Option has vested and become exercisable may be purchased at any time or times thereafter by exercise of the Option prior to its normal or any early expiration.

          (c) Notwithstanding the foregoing subparagraphs (a) and (b) of this Paragraph 6, the Committee may in its discretion: (i) specifically provide as of the date of the grant of any Option for a term thereof which is less than ten years; (ii) specifically provide as of the date of the grant of any Option for another time or times when it vests and becomes exercisable in whole or part;
(iii) at any time or times after any Option has been granted, accelerate the exercisability thereof in whole or in part, subject to any terms and conditions that the Committee deems necessary and appropriate to effectuate the purposes of the Plan; and (iv) at any time prior to the normal or early expiration of any Option, extend the term thereof for an additional period or periods (provided, however, that in no event shall the aggregate term of any Option, including the original term of such Option and any extensions thereof, exceed ten years).


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          (d) In the event the employment of an Optionee with the Company or any of its subsidiaries or other affiliates terminates for any reason other than the death or Permanent Disability of the Optionee or his or her discharge by the Company without Cause, any Option held by him or her, to the extent then unexercised, shall thereupon expire and all rights to purchase any of the Unexercised Shares pursuant thereto shall terminate immediately. Temporary absence from employment because of illness, vacations, approved leaves of absence, and transfers of employment among the Company, its subsidiaries and its affiliates shall not be considered to terminate employment or to interrupt continuous employment.

          (e) In the event the employment of an Optionee with the Company or any of its subsidiaries or other affiliates terminates because of his or her death or Permanent Disability, any Option granted to the Optionee may continue to be exercised by the Optionee or, if the Optionee is not living, by the heirs, legatees or legal representative of the Optionee, as the case may be, until the earlier of (i) the close of business on the normal expiration date of such Option or (ii) the close of business on the 90th day after the date his or her employment is so terminated, but only to the extent that such Option was exercisable on the date his or her employment is so terminated. Thereafter, any such Option shall expire and all rights to purchase any of the Unexercised Shares pursuant thereto shall terminate immediately.

          (f) In the event the employment of an Optionee with the Company or any of its subsidiaries or other affiliates terminates because of his or her discharge without Cause, any Option granted to the Optionee may continue to be exercised by the Optionee until the earlier of (i) the close of business on the normal expiration date of such Option or (ii) the close of business on the 60th day after the date his or her employment is so terminated, but only to the extent that such Option was exercisable on the date his or her employment is so


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terminated.  Thereafter, any such Option shall expire and all rights to purchase any of the Unexercised Shares pursuant thereto shall terminate immediately.

     7. Exercise price of Options. (a) The price at which any Option may be exercised by the Optionee shall be the Fair Market Value of the Shares subject to the Option at and as of the date on which the Option is granted.

          (b) With respect to any Option granted prior to the availability of the Annual Appraisal on which the exercise price of such Option will be based, the Committee may specify in its resolution granting such Option that its exercise price will be the Fair Market Value of the Shares subject to the Option as specified in or derived from such Annual Appraisal and the Option Agreement evidencing such Option may be withheld by the Company until such Annual Appraisal is available and such exercise price is determinable therefrom.

     8. Exercise of Options. (a) An Optionee may exercise the vested portion of any Option at any time or from time to time prior to its normal or any early expiration by giving written notice to the Company, attention of the Secretary, specifying the number of Shares to be purchased pursuant to such exercise and accompanied by the purchase price for the Shares being purchased. Except as otherwise provided in subparagraphs (e) and (f) of this Paragraph 8, the purchase price shall be paid by the delivery to the Company of a certified or cashier's check.

          (b) At the time of exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee as a condition upon exercise to deliver to the Company (i) a written representation of present intention to purchase the Shares acquired pursuant to such exercise for his or her own account and not with a view to their distribution, and (ii) a written agreement containing such additional restrictions on the transferability of such Shares as the Company reasonably determines are necessary or desirable

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to secure exemption from the registration or qualification provisions of applicable Federal, state or foreign securities laws or regulations in connection with the issuance of the Shares.

          (c) Each Option granted shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the Shares then subject to the Option upon any securities exchange or under any state, Federal or foreign law or regulation, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of the Shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company; in such event, the Company shall use reasonable efforts to effect or obtain such listing, registration, qualification, consent or approval, as the case may be.

          (d) Upon the exercise of any Option, the Optionee shall pay to the Company, on or before the date on which payment thereof by the Company is due, the amount of all Federal, state, local and foreign withholding taxes required to be withheld by the Company upon such exercise. Except as otherwise provided in subparagraphs (e) and (f) of this Paragraph 8, such amount shall be paid by the delivery to the Company of a certified or cashier's check.

          (e) In the event that both (i) the notice of exercise of any Option which is given by the Optionee on or after January 1, 2001 and prior to the Initial Public Trading Date provides that the Optionee desires to finance the payment of all or any part of the purchase price for the Shares being purchased pursuant to such exercise or the withholding taxes which the Optionee is required to pay to the Company in connection with such exercise, or both, and
(ii) the Committee specifically approves such financing in each case, then the Optionee shall be


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permitted to pay the amount so specified by the Optionee by the delivery to the
Company of the Optionee's promissory note substantially in the form set forth as Exhibit B hereto (the "Promissory Note"). Any such Promissory Note shall be due on the first anniversary of the exercise date, subject to mandatory prepayment in the event of any repurchase of Shares by the Company pursuant to any exercise by the Optionee of the Put or any exercise by the Company of the Call or the Right of First Refusal, and it shall bear interest at a per annum rate not less than the Federal short-term rate in effect on the date of the Promissory Note under Section 1274(d) of the Code, compounded semi-annually. The Shares acquired pursuant to such exercise shall be pledged to the Company to secure repayment of the Promissory Note. Any such Promissory Note shall be repayable by the Optionee either in cash or, at the Optionee's election at any time prior to the Initial Public Trading Date, by instructing the Company to transfer to its treasury or to cancel that whole number of Shares which had been previously pledged by Optionee to the Company to secure repayment of the Promissory Note having an aggregate Fair Market Value on the repayment date which is at least equal to the amount required to discharge the Promissory Note (principal and interest) in full.

          (f) In the event that the notice of exercise of any Option which is duly received by the Company on or after the Initial Public Trading Date provides that the Optionee desires to make payment of all or any part of the purchase price for the Shares being purchased pursuant to such exercise or the withholding taxes which the Optionee is required to pay to the Company in connection with such exercise, or both, in kind, then the Optionee shall be permitted to pay the amount so specified by the Optionee by including in each notice irrevocable instructions directing the Company to deliver that portion of the Shares being purchased pursuant to such exercise (or securities of the Company into which such Shares are convertible) as is


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sufficient when sold to cover such amount in full to a broker for sale in the public market subject to each of the following conditions: (i) receipt by the Company of the broker's written guarantee to deliver cash to the Company in an amount at least equal to the amount of purchase price and withholding taxes, or both, so specified by the Optionee; and (ii) compliance with any contractual restrictions applicable to the sale of the Shares and binding on the Company or the Optionee.

     9. Optionee's right to put Shares. (a) Each Optionee shall have a right to sell to the Company, on the terms and subject to the conditions set forth in this Paragraph 9 (as the same are modified by Paragraph 11 for a specified class of Optionees), all or any part of the Shares acquired by him or her upon exercise of any Option (the "Put").

          (b) The Put shall only come into existence and be available to any Optionee if the Initial Public Trading Date has not occurred prior to July 1, 2001.

          (c) The right to exercise the Put with respect to any Shares to which it applies shall commence on the last to occur of (i) the six-month anniversary of the date on which the Optionee purchased such Shares pursuant to the exercise of an Option or (ii) July 1, 2001.

          (d) Except as otherwise provided in subparagraphs (e), (f) and (g) of this Paragraph 9, the Put with respect to any Shares shall expire and cease to be exercisable on the first to occur of (i) the Initial Public Trading Date or
(ii) December 31, 2001.

          (e) In the event the employment of an Optionee with the Company or any of its subsidiaries or other affiliates terminates for any reason other than the death or Permanent Disability of the Optionee or his or her discharge by the Company without Cause, any Put held by him or her, to the extent then unexercised, shall thereupon expire and all rights to sell any of the Shares pursuant thereto shall terminate immediately. Temporary absence from


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employment because of illness, vacations, approved leaves of absence, and transfers of employment among the Company, its subsidiaries and its affiliates shall not be considered to terminate employment or to interrupt continuous employment.

          (f) In the event the employment of an Optionee with the Company or any of its subsidiaries or other affiliates terminates because of his or her death or Permanent Disability, any Put granted to the Optionee may continue to be exercised by the Optionee or, if the Optionee is not living, by the heirs, legatees or legal representative of the Optionee, as the case may be, until the earliest of (i) the Initial Public Trading Date, (ii) the close of business on December 31, 2001 or (iii) the close of business on the 90th day after the date his or her employment is so terminated, but only to the extent that such Put was exercisable on the date his or her employment is so terminated. Thereafter, any such Put shall expire and all rights to sell any of the Shares pursuant thereto shall terminate immediately.

          (g) In the event the employment of an Optionee with the Company or any of its subsidiaries or other affiliates terminates because of his or her discharge without Cause, any Put granted to the Optionee may continue to be exercised by the Optionee until the earliest of (i) the Initial Public Trading Date, (ii) the close of business on December 31, 2001 or (iii) the close of business on the 60th day after the date his or her employment is so terminated, but only to the extent that such Put was exercisable on the date his or her employment is so terminated. Thereafter, any such Put shall expire and all rights to sell any of the Shares pursuant thereto shall terminate immediately.

          (h) The price per share at which the Company shall purchase Shares pursuant to any exercise of the Put shall be the Fair Market Value of such Shares at and as of the date a duly given Put Notice with respect to such Shares is received by the Company.


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               (i) Any exercise of the Put shall be effected by written notice
(the "Put Notice") given by the Optionee to the Company at any time when the Put is exercisable. The closing of the Put (the "Put Closing") shall occur either:
(i) on a date, specified by the Optionee in the Put Notice, which shall be not less than 30 nor more than 45 days after the date the Put Notice is given to the Company; or (ii) if the Put Notice is given by the Optionee during the period commencing immediately after the end of any fiscal year of the Company and prior to the delivery to the Committee of the Annual Appraisal as of the last day of such fiscal year of the Company, on the first to occur of (A) the 10th business day following the date of delivery to the Committee of such Annual Appraisal or
(B) the 130th day following the last day of such prior fiscal year (or, if such date is not a business day, on the next succeeding business day).

               (j) At the Put Closing:

                   (i) the Optionee shall deliver to the Company a certificate, signed by the Optionee, containing a representation and warranty that such Shares are being sold free and clear of all liens, pledges, encumbrances, claims and equities of every kind;

                   (ii) the Company, as custodian thereof pursuant to Paragraph 13, shall deliver to the Company for cancellation the certificate or certificates representing the Shares being sold together with a duly executed stock power delivered to the Company upon acceptance of the Option; and

                   (iii) the Company shall pay to the Optionee the purchase price for the Shares being purchased in the following manner:

                       (A) the Company shall first cancel an aggregate amount of
                 the principal and interest owed by the Optionee to the Company at the time of the Put Closing under any Promissory Note delivered by the


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                 Optionee pursuant to Paragraph 8(e) or 11(b) hereof equal
                 to the lesser of the purchase price for such Shares or the entire amount of such principal and interest then owed; and

                     (B) the Company shall deliver a check to the Optionee in
                 the amount of the balance of the purchase price for such Shares, if any.

     10. Company's right to call Shares. (a) The Company shall have a right to purchase from each Optionee, on the terms and subject to the conditions set forth in this Paragraph 10, all or any part of the Shares acquired by such Optionee upon exercise of any Option (the "Call").

        (b) The right to exercise the Call with respect to any Shares to which it applies shall commence on the first to occur of (i) the date on which the Put with respect to such Shares first becomes exercisable pursuant to Paragraph 9 or 11 hereof or (ii) the date on which the Optionee's employment with the Company or any of its subsidiaries or other affiliates terminates for any reason; provided, however, that the foregoing to the contrary notwithstanding, in no event shall the Call become exercisable with respect to any Shares to which it applies until the six-month anniversary of the date on which the Optionee purchased such Shares pursuant to the exercise of an Option.

        (c) The Call with respect to any and all Shares shall expire and cease to be exercisable on the Initial Public Trading Date.

        (d) The price per share at which the Company shall purchase Shares pursuant to any exercise by it of the Call shall be the Fair Market Value of such Shares at and as of the date on which the Call Notice with respect to such Shares is given by the Company.

        (e) Any exercise of the Call shall be effected by written notice (the "Call Notice") given by the Company to the Optionee at any time when the Call is exercisable. The closing of the Call (the "Call Closing") shall occur either: (i) on a date, specified by the


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Company in the Call Notice, which shall be not less than 10 nor more than 30 business days after the date the Call Notice is given by the Company; or (ii) if the Call Notice is given by the Company during the period commencing immediately after the end of any fiscal year of the Company and prior to the delivery to the Committee of the Annual Appraisal as of the last day of such fiscal year of the Company, on the first to occur of (A) the 10th business day following the date of delivery to the Committee of such Annual Appraisal or (B) the 130th day following the last day of such prior fiscal year (or, if such date is not a business day, on the next succeeding business day).

               (f) At the Call Closing:

                    (i) the Optionee shall deliver to the Company a certificate, signed by the Optionee, containing a representation and warranty that such Shares are being sold free and clear of all liens, pledges, encumbrances, claims and equities of every kind;

                    (ii) the Company, as custodian thereof pursuant to Paragraph 13, shall deliver to the Company for cancellation the certificate or certificates representing the Shares being sold together with a duly executed stock power delivered to the Company upon acceptance of the Option; and

                    (iii) the Company shall pay to the Optionee the purchase price for the Shares being purchased in the following manner:

                         (A) the Company shall first cancel an aggregate amount
               of the principal and interest owed by the Optionee to the Company at the time of the Call Closing under any Promissory Note delivered by the Optionee pursuant to Paragraph 8(e) or 11(b) hereof equal to the lesser of the purchase price for such Shares or the entire amount of such principal and interest then owed; and

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                         (B) the Company shall deliver a check to the Optionee
               in the amount of the balance of the purchase price for such Shares, if any.

     11. Special provisions applicable to Options exercised after the death or Permanent Disability of an Optionee. (a) In the event the employment of an Optionee with the Company or any of its subsidiaries or affiliates terminates because of his or her death or Permanent Disability and thereafter any Option granted to such Optionee is duly exercised prior to its expiration in the manner contemplated by Paragraph 6(e), then anything to the contrary in this Plan notwithstanding the following special provisions in this Paragraph 11 shall apply to any such exercise and to the Shares acquired upon such exercise.

               (b) If the notice of exercise of any such Option which is duly given by the Optionee at any time prior to the Initial Public Trading Date provides that the Optionee desires to finance the payment of all or any part of the purchase price for the Shares being purchased pursuant to such exercise or the withholding taxes which the Optionee is required to pay to the Company in connection with such exercise, or both, and (ii) the Committee specifically approves such financing in each case, then the Optionee shall be permitted to pay the amount so specified by the Optionee by the delivery to the Company of the Optionee's Promissory Note substantially in the form set forth as Exhibit B hereto. Any such Promissory Note shall be due on the first anniversary of the exercise date subject to mandatory prepayment in the event of any repurchase of Shares by the Company pursuant to any exercise by the Optionee of the Put or any exercise by the Company of the Call, and it shall bear interest at a per annum rate not less than the Federal short-term rate in effect on the date of the Promissory Note under Section 1274(d) of the Code, compounded semi-annually.
The Shares acquired pursuant to such exercise shall be pledged to the Company to secure repayment of the Promissory Note.

Any such Promissory Note shall be repayable by the Optionee either in cash or, at the Optionee's election, by instructing the Company to transfer to its treasury or to cancel that whole number of Shares which had been previously pledged by Optionee to the Company to secure repayment of the Promissory Note having an aggregate Fair Market Value on the repayment date which is at least equal to the amount required to discharge the Promissory Note (principal and interest) in full.

               (c) Each such Optionee shall have a Put with respect to any Shares so acquired. Any such Put shall be governed by the provisions of Paragraph 9, except that, notwithstanding Paragraph 9, the following shall apply:

                    (i) Paragraph 9(b) shall be inapplicable;

                    (ii) the right to exercise the Put with respect to any such Shares shall commence on the six-month anniversary of the date on which the Optionee purchased such Shares pursuant to the exercise of the Option; and

                    (iii) the Put with respect to any such Shares shall expire and cease to be exercisable on the first to occur of (A) the first anniversary of the date on which the Put became exercisable or (B) the Initial Public Trading Date.

     12. Restrictions on transfer; Company's right of first refusal. (a) At no time prior to the Initial Public Trading Date shall any Optionee be permitted to sell, assign, transfer, pledge, hypothecate or otherwise dispose of any of the Shares purchased by such Optionee upon exercise of an Option at any time or for any reason (including without limitation the Optionee's death) except pursuant to the Put or the Call or upon compliance with the Right of First Refusal provided for in Paragraph 12(b) hereof. Any purported transfer of Shares in violation of this Paragraph 12 shall be ineffective. Each of the certificates evidencing the Shares shall bear the following legend during the period in which the transfer restrictions set forth in this Paragraph 12 are in effect:

                    The shares of Griffith Micro Science
                    International, Inc. (the "Company")
                    represented by this certificate (the
                    "Shares") may not be sold, assigned,
                    transferred, pledged, hypothecated or
                    otherwise disposed of by the owner thereof except in accordance with and subject to the terms and conditions of the Company's 1996 Key Employee Stock Option Plan and the Stock Option Agreement pursuant to which the Shares were acquired. Copies of such Plan and such Option Agreement are on file at the principal office of the Company.

               (b) In the event at any time prior to the Initial Public Trading Date that any Optionee desires to sell all or any portion of the Shares which he or she purchased from the Company pursuant to exercise of an Option and receives a bona fide offer to purchase the same (the "Offered Shares"), he or she shall first give written notice thereof to the Company (the "Offer Notice"). The Offer Notice must be received by the Company not less than 45 days before the proposed sale, and shall state the number of Offered Shares, the date of the proposed sale, the name and address of the proposed purchaser, and the proposed price, terms and conditions of sale. For a period of 45 days after the receipt of the Offer Notice, the Company shall have a right of first refusal to purchase all, but not less than all, of the Offered Shares at the price and on the terms and conditions set forth in the Offer Notice (the "Right of First Refusal"). If the Company shall decide to exercise its right to purchase the Offered Shares pursuant to the Right of First Refusal it shall give written notice to the Optionee (the "RFR Notice") within 45 days following receipt of the Offer Notice. The closing of the purchase by the Company of the Offered Shares (the "RFR Closing") shall occur no later than ten business days following the date the RFR Notice is given by the Company. If the Company does not exercise the Right of

First Refusal with respect to the Offered Shares within the time period provided above, the Optionee shall be free for a period of 30 days thereafter to sell the Offered Shares to the same proposed purchaser identified in the Offer Notice, at a price and on terms and conditions no less favorable to the Optionee than the price and other terms and conditions set forth in the Offer Notice, provided that the proposed purchaser has agreed in writing for the express benefit of the Company to be bound by all of the terms of the Plan and the Certificate, including without limitation those pertaining to the Put, the Call and the Right of First Refusal. If the Optionee fails to sell the Offered Shares as provided herein within such 30-day period, he or she shall again be subject to all of the restrictions set forth in this Paragraph 12.

               (c) In the event that the Company's right to Call the Shares is exercisable pursuant to Paragraph 10 at the same time as its right to purchase the Shares pursuant to the Right of First Refusal provided for in this Paragraph 12, the Company shall be entitled in its sole discretion to elect to purchase the Shares in question either by exercising the Call or pursuant to the Right of First Refusal. The factors on which the Company's election is based may include, without limitation, that the price per share at which the Company may purchase the Shares pursuant to one or the other of the Call or the Right of First Refusal is less than the applicable purchase price pursuant to the other.

               (d) At the RFR Closing:

                    (i) the Optionee shall deliver to the Company a certificate, signed by the Optionee, containing a representation and warranty that such Shares are being sold free and clear of all liens, pledges, encumbrances, claims and equities of every kind;

                    (ii) the Company, as custodian thereof pursuant to Paragraph 13, shall deliver to the Company for cancellation the certificate or certificates representing the Shares being sold together with a duly executed stock power delivered to the Company upon acceptance of the Option; and

                    (iii) the Company shall pay to the Optionee the purchase price for the Shares being purchased in the following manner:

                         (A) the Company shall first cancel an aggregate amount
               of the principal and interest owed by the Optionee to the Company at the time of the RFR Closing under any Promissory Note delivered by the Optionee pursuant to Paragraph 8(e) or 11(b) hereof equal to the lesser of the purchase price for such Shares or the entire amount of such principal and interest then owed; and

                         (B) the Company shall deliver a check to the Optionee
               in the amount of the balance of the purchase price for such Shares, if any.

               (e) All of the restrictions on transfer of the Shares set forth in this Paragraph 12, including without limitation the Right of First Refusal, shall terminate on the Initial Public Trading Date. On and after the Initial Public Trading Date, each Optionee shall be entitled to receive from the Company, in exchange for each of the certificates evidencing Shares which bear the legend specified in Paragraph 12(a), a clean certificate for the same number of Shares without any such legend.

          13. Company to act as custodian; rights of the Optionee with respect to the Option Shares. (a) For the purpose of facilitating any exercise by the Optionee of the Put or any exercise by the Company of the Call or the Right of First Refusal:

                    (i) each Optionee shall execute in blank two separate stock powers (the "Stock Powers") and shall deliver them to the Company at the same time he or she accepts an Option by delivering to the Company the signed duplicate originals of the Option Agreement evidencing such Option pursuant to Paragraph 5(d) hereof; and

                    (ii) upon the exercise of any Option by an Optionee prior to the Initial Public Market Date and the payment to the Company of the purchase price for the shares covered by such exercise together with the withholding taxes which the Optionee is required to pay to the Company in connection with such exercise in the manner contemplated by the Plan, the Company will issue a stock certificate (the "Option Shares Certificate") in the name of the Optionee evidencing the number of Shares to which such Optionee is entitled with respect to such exercise after giving effect to the payment of such purchase price.

The Option Shares Certificate and the Stock Powers shall be held by the Company as custodian (the "Custodian") for the Optionee and dealt with in accordance with this Paragraph 13.

               (b) As Custodian of the Option Shares Certificate and the Stock Powers of each Optionee, the Company will do the following:

                    (i) it will hold the Option Shares Certificate and the Stock Powers of each Optionee in safekeeping;

                    (ii) upon any exercise by an Optionee of the Put or by the Company of the Call or the Right of First Refusal with respect to any Shares in accordance with the terms hereof, it will cause the Option Shares Certificate evidencing such Shares and a Stock Power of the Optionee who owns such Shares to be delivered to the Company to be dealt with in accordance with the provisions of subparagraph (d) of this Paragraph 13;

                    (iii) it will thereafter receive and hold any Substitute Option Shares Certificate (as hereinafter defined) and the remaining Stock Power of the Optionee in safekeeping and upon any further exercise of the Put or the Call in accordance with the terms hereof will repeat the actions specified in clause (ii) and this clause
           (iii); and

                    (iv) upon expiration of the last to expire of the Put, the Call and the Right of First Refusal, it will deliver to the Optionee any Option Shares Certificate or Substitute Option Shares Certificate of such Optionee then being held by the Custodian evidencing any Shares as to which none of the Put, the Call or the Right of First Refusal has then been exercised, together with any of the Stock Powers which have not been used to effect transfers of Shares pursuant hereto.

               (c) Each Option Shares Certificate held by the Company as Custodian is subject to the rights of the Company pursuant to the Plan. The deposit arrangements provided for in this Paragraph 13 are to that extent irrevocable, and the rights and obligations of the Company and the Optionee under the Plan and the Option Agreement may not be terminated by operation of law, whether by the death of any Optionee or the occurrence of any other event, except as specifically provided to the contrary herein. Accordingly, notwithstanding the death of any Optionee or the occurrence of any such other event before the exercise of the Put, the Call or the Right of First Refusal as to any of the Shares then owned by the Optionee, the Custodian is nevertheless authorized and directed to deal with the Option Shares Certificate, any Substitute Option Shares Certificate and the Stock Powers in accordance with the terms and conditions hereof, as if such death or other event had not occurred, regardless of whether or not the Company shall have received notice of such death or other event.

               (d) Upon any exercise of the Put, the Call or the Right of First Refusal with respect to any Shares in the manner specified in the Plan, the Company shall at the Put Closing, the Call Closing or the Right of First Refusal Closing, as the case may be, use a Stock Power of such Optionee and shall cause
(i) the Option Shares Certificate (or Substitute Option Shares Certificate, as the case may be) of the Optionee being held by it as Custodian to be cancelled,
(ii) the number of Shares purchased by the Company pursuant to such exercise to be transferred to the Company, (iii) a new share certificate for any remaining Shares as to which the Put or the Call thereafter remains unexercised as to such Shareholder (a "Substitute Option Shares Certificate") to be issued in the name of such Shareholder, and (iv) the Substitute Option Shares Certificate and remaining Stock Power to be held and dealt with by the Company as Custodian pursuant to the terms hereof.

               (e) At all times while the Option Shares Certificate or any Substitute Option Shares Certificate evidencing the Shares of any Optionee are held by the Company as Custodian pursuant to this Paragraph 13, the Optionee shall remain the record and, subject to the rights of the Company under the Plan, beneficial owner of such Shares and shall be entitled to receive all dividends on such Shares when, as and if declared and paid by the Company, to vote such Shares on any matter submitted to a vote of the shareholders of the Company, and, subject to compliance with Paragraphs 10 and 12 of the Plan, to sell, assign, transfer, pledge, hypothecate or otherwise dispose of such Shares.

          14. Non-transferability of Options. Except by will or the laws of descent and distribution, Options shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of in any way, whether by operation of law or otherwise. During an Optionee's lifetime any Option granted to him or her shall be exercisable only by him or her.

               15. Adjustments. If the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, recapitalization, reclassification, redesignation, stock dividend, stock split, reverse stock split or other similar transaction, appropriate and proportionate adjustments shall be made to the number and kind of Shares then subject to the unexercised portion of any Option and to the aggregate number of Shares as to which the Committee may grant Options. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis, for each Share then subject to the unexercised portion of any Option, the number and kind of shares of stock or other securities to which the holders of shares of Common Stock will be entitled pursuant to the transaction. In the event of any other relevant change in the capitalization of the Company, an equitable adjustment in the number of Shares then subject to the unexercised portion of the Option shall be made without change in the aggregate exercise price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share or other unit of any security subject to the unexercised portion of the Option. Adjustments shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional shares shall be issued upon the exercise of any Option as a result of any such adjustment.

               16. Rights before issuance of Shares. An Optionee shall not be entitled to any privileges of share ownership with respect to any Shares unless and until such Shares have been issued as fully paid and non-assessable shares of Common Stock upon exercise of an Option.

               17. Funding assistance. The Committee, with respect to any Option granted to an Optionee who is an employee of or has otherwise rendered services for the direct benefit of any subsidiary of the Company, and the board of directors of Griffith Laboratories Worldwide, Inc., the Company's parent, with respect to any Option granted to an Optionee who is an employee of or has otherwise rendered services for the direct benefit of any other affiliate of the Company, shall have discretion to require each such subsidiary or other affiliate of the Company, respectively, to make a funding assistance payment to the Company within 30 days after the Company incurs any out-of-pocket cost as a result of such Optionee's exercise of such Option, his or her exercise of the Put or the Company's exercise of the Call or Right of First Refusal, in each case for the purpose of reimbursing the Company for such cost. The maximum amount of each such funding assistance payment shall be equal to the difference between the exercise price per Share and the Fair Market Value per Share on the exercise date times the number of Shares pursuant to which the Option was exercised.

               18. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall change or impair any Option previously granted under the Plan in a manner detrimental to the Optionee without the consent of the Optionee.

               19. Binding effect. The provisions of the Plan (as now in effect and as the same may be amended pursuant hereto) and of each Option Agreement entered into pursuant to the Plan shall be binding upon and inure to the benefit of the Company and the Optionee and their respective successors, assigns, transferees, heirs, legatees, and legal representatives.

               20. Headings. The descriptive headings in the Plan and each Option Agreement entered into pursuant to the Plan are inserted for convenience only and do not constitute a part of the Plan or of such Option Agreement.

               21. Notices. Every notice to be given pursuant to the Plan or any Option Agreement issued pursuant to the Plan by the Company or any Optionee to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, as follows:

     If to the Company addressed to:

          Griffith Micro Science International, Inc.
          2001 Spring Road, Suite 500
          Oak Brook, IL  60521

              with a copy to

          Griffith Laboratories Worldwide, Inc.
          One Griffith Center
          Alsip, IL  60658-3495
          Attn:  James S. Legg, Corporate Counsel

     If to the Optionee, addressed to him or her at the address set forth under his or her name on the signature page of the Option
     Agreement evidencing his or her Option.

The Company or any Optionee may change the address to which notices hereunder are to be sent to it or to him or her by giving written notice of such change of address in the manner herein provided for giving notice. Any notice delivered personally shall be deemed to have been given on the date it is so delivered, and any notice delivered by registered or certified mail shall be deemed to have been given on the date it is received.

               22. Governing law. The Plan and each Option Agreement and the Option evidenced thereby shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made and to be performed therein.

                                                                       EXHIBIT A

                   GRIFFITH MICRO SCIENCE INTERNATIONAL, INC.

                             STOCK OPTION AGREEMENT


     This Stock Option Agreement (the "Option Agreement") is entered into as of the ___ day of _________, 19__ by and between Griffith Micro Science International, Inc., a Delaware corporation (the "Company"), and _________________________ (the "Optionee") for the purpose of evidencing a stock option (the "Option") granted on the date hereof to the Optionee by the duly authorized Stock Option Committee of the Board of Directors of the Company pursuant to the 1996 Key Employee Stock Option Plan of the Company, a copy of which is attached hereto as Appendix I (the "Plan"). All capitalized terms hereinafter used in this Option Agreement have the definitions herein given to them in the Plan.

          1. The Option and this Option Agreement are subject to all of the terms and conditions of the Plan, which is incorporated herein by this reference thereto.

          2. The Company hereby grants to the Optionee an Option to purchase up to _________ Shares at an exercise price of $__________ per Share.

          3. The Option shall be for a term of 10 years from the date hereof and shall expire on the tenth anniversary of the date hereof, unless it has been fully exercised or has expired prior to the end of such term in accordance with the provisions of the Plan.

          [4. The Option shall vest and become exercisable with respect to the total number of Shares covered by the Option on first anniversary of the date of this Option Agreement.]

                                       or

          [4. The Option shall vest and become exercisable with respect to one-third of the total number of Shares covered by the Option on each of the first, second and third anniversaries of the date of this Option Agreement. The Option shall vest and become exercisable only in whole share increments, with any odd Share vesting and becoming exercisable on the third anniversary of the date of this Option Agreement.]

                       [Committee must determine vesting
                         alternative at time of grant]
     Dated as of the date first above written.



Accepted and agreed as of the            GRIFFITH MICRO SCIENCE
date first above written:                INTERNATIONAL, INC.

___________________________              By:_____________________________
[type in name and home                        Dean L. Griffith
address of the Optionee here]                 Chairman of the Board

                                                                       EXHIBIT B

                               PROMISSORY NOTE

$_____________________                                     _______________, 19__

                                                           Oak Brook, Illinois

     FOR VALUE RECEIVED, the undersigned hereby promises to pay to the order of GRIFFITH MICRO SCIENCE INTERNATIONAL, INC., a Delaware corporation (the "Company"), the principal sum of $____________ on [here insert maturity date, which shall be the first anniversary of the date of the note], with interest (computed on the basis of the actual number of days elapsed over a 365-day year) on the unpaid balance thereof at the rate of [here insert interest rate, which shall be equal to the Federal short-term rate in effect on the date of the note, as determined pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, or any successor provision thereto] per annum, compounded semi-annually, from the date hereof until the principal amount of this Note is paid in full, payable on the maturity date of this Note.

     The payment of principal and interest on this Note shall be made at the offices of the Company, 2001 Spring Road, Suite 500, Oak Brook, Illinois 60621 or at such other place as the holder of this Note may from time to time designate in writing.

     This Note has been issued in connection with the purchase of __________ shares of Common Stock of the Company, $.01 par value (the "Shares'), pursuant to the exercise of an Option granted to the undersigned under the 1996 Key Employee Stock Option Plan of the Company (the "Plan"). The terms and conditions of the Option are set forth in a Stock Option Agreement dated [here insert date of Option Agreement] between the Company and the undersigned, and they include all of the terms and conditions set forth in the Plan. All capitalized terms used but not defined in this Note have the definitions herein given to them in the Plan.

     The Shares are represented by certificate no. __________ (the "Certificate"). The undersigned hereby assigns, transfers and pledges the Shares to the Company to secure the performance by the undersigned of his or her obligations under this Note. To effect this pledge, the undersigned (or the Custodian acting on his behalf), concurrent with the issuance of this Note, has delivered to the Company the Certificate accompanied by a duly executed Stock Power.

     The principal of and interest on this Note shall be payable by the undersigned either in cash or, at the undersigned's election at any time prior to the Initial Public Trading Date, by instructing the Company to transfer to its treasury or to cancel that whole number of Shares which have been pledged to secure performance by the undersigned of his or her obligations under this Note having an aggregate Fair Market Value on the repayment date which is at least equal to the amount required to repay this Note in full.

     The undersigned shall have the right to prepay this Note in whole or in part, without premium or penalty, and he shall be obligated to prepay this Note as and to the extent provided in Paragraphs 9, 10, 11 and 12 of the Plan.

     The undersigned hereby waives presentment, notice of dishonor or protest of dishonor of this Note.

     This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

                                         ___________________________________
                                             [here insert name and home
                                               address of the optionee]